UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 1-3952

Date of Report (date of earliest event reported): March 24, 2004

SIBONEY CORPORATION
(Exact name of registrant as specified in its charter)
MARYLAND (State or other jurisdiction of incorporation or organization)	73-0629975 (I.R.S. Employer Identification No.)

325 NORTH KIRKWOOD ROAD, SUITE 300 P.O. BOX 221029 ST. LOUIS, MISSOURI (Address of principal executive offices)	63122 (Zip Code)

(314) 822-3163
(Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits

(c)	Exhibits. See Exhibit Index.

Item 12.	Results of Operations and Financial Condition

        On March 24, 2004, the Registrant issued the press release attached hereto as Exhibit 99 announcing audited results for the year ended December 31, 2003 and a stock repurchase program.

*    *    *

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2004

SIBONEY CORPORATION

By:/s/ Timothy J. Tegeler Timothy J. Tegeler Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release, dated March 24, 2004, issued by Siboney Corporation.